UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

MESA LABORATORIES, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration No:

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(4)	Date Filed:

MESA LABORATORIES, INC.

12100 West Sixth Avenue

Lakewood, Colorado 80228

Telephone: (303) 987-8000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Thursday, October 2, 2014

TO THE SHAREHOLDERS OF MESA LABORATORIES, INC.:

The Annual Meeting of Shareholders (“Annual Meeting”) of Mesa Laboratories, Inc. (“we”, “our”, the “Company”, or “Mesa”) will be held at our corporate offices at 12100 West Sixth Avenue, Lakewood, Colorado 80228, on Thursday, October 2, 2014 at 9:00 a.m. MDT, for the following purposes:

1.	To elect seven directors to hold office for the term specified in the Proxy Statement or until their successors are elected and qualified;
2.	To hold an advisory vote to approve executive compensation;
3.	To approve The Mesa Laboratories, Inc. 2014 Equity Plan;
4.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the year ending March 31, 2015 (the “Ratification of Auditors Proposal”); and
5.	To transact such other business as may properly come before the meeting or any adjournment.

The discussion of the items set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our Common Stock on August 15, 2014 (the “Record Date”), will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

Please vote your shares by signing and returning your proxy card, using telephone or internet voting, or at the Annual Meeting. This will assure that your shares will be voted, whether or not you attend the Annual Meeting. You may, of course, attend the Annual Meeting and vote in person even if you have previously granted a proxy.

By Order of the Board of Directors

/s/ John J. Sullivan

John J. Sullivan, Ph.D.	August 22, 2014

Chief Executive Officer

The Mesa Laboratories, Inc. Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended March 31, 2014 are available for view on the internet at: www.edocumentview.com/MLAB or www.mesalabs.com.

Please note that due to changes in the NYSE rules, brokers are no longer permitted to vote your shares for the election of directors or on any other non-routine matters if you have not given your broker specific instructions on how to vote your shares. PLEASE BE SURE TO GIVE SPECIFIC VOTING INSTRUCTIONS TO YOUR BROKER SO THAT YOUR VOTES CAN BE COUNTED.

MESA LABORATORIES, INC.

12100 West Sixth Avenue

Lakewood, Colorado 80228

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, October 2, 2014

Solicitation of Proxy

The accompanying proxy is solicited on behalf of the Board of Directors of Mesa Laboratories, Inc. (“we”, “our”, the “Company”, or “Mesa”) for use at the Annual Meeting of Shareholders (“Annual Meeting”) of Mesa Laboratories, Inc. to be held on Thursday, October 2, 2014, and at any adjournment. In addition to the use of the mails, proxies may be solicited by personal interview or telephone by officers, directors and other employees of the Company, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. We will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about August 22, 2014.

Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the meeting and to vote in person. Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by the person named in the proxy “FOR” the items described in this Proxy and in accordance with his best judgment on all other matters that may properly come before the meeting.

The enclosed proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR”. If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD”. If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

Purpose of Meeting

As stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

1.	To elect seven directors to hold office for the term specified in the Proxy Statement or until their successors are elected and qualified;

2.	To hold an advisory vote to approve executive compensation;

3.	To approve The Mesa Laboratories, Inc. 2014 Equity Plan;

4.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the year ending March 31, 2015 (the “Ratification of Auditors Proposal”); and

5.	To transact such other business as may properly come before the meeting or any adjournment.

VOTING SECURITIES

Our voting securities consist solely of common stock, no par value per share (“Common Stock”).

The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on August 15, 2014, at which time we had 3,509,273 shares of Common Stock outstanding and entitled to vote at the meeting. Shareholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum. The election of each director, the Ratification of Auditors Proposal and the approval of The Mesa Laboratories, Inc. 2014 Equity Plan each will require the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than seven nominees. As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. The Compensation Committee, however, which is responsible for designing and administering our executive compensation program, values the opinions of our shareholders and will consider the outcome of the votes when making future compensation decisions.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

The following responses to certain questions do not purport to be a complete statement of the information in this Proxy Statement and are qualified by the more complete information set forth hereinafter.

Who is asking for my vote?

The Board of Directors of Mesa Laboratories, Inc. is sending this Proxy Statement, the attached Notice of Annual Meeting of Shareholders and the enclosed proxy card on or about August 22, 2014 to you and all of our other shareholders of record as of the close of business on August 15, 2014. The Board of Directors is soliciting your vote for the Annual Meeting.

Who is eligible to vote?

Shareholders of record who own shares of our Common Stock at the close of business on August 15, 2014 are eligible to vote. Each share of Common Stock is entitled to one vote.

Why is the Annual Meeting being held?

The Annual Meeting is being held to elect persons to serve as directors of Mesa until the next Annual Meeting, to obtain advisory votes to approve executive compensation, to obtain approval of The Mesa Laboratories, Inc. 2014 Equity Plan and to ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the year ending March 31, 2015.

Might the Annual Meeting be adjourned?

We do not intend to seek adjournment of the Annual Meeting unless we have insufficient votes to satisfy a quorum (which requires the presence of at least a majority of the outstanding shares). If that circumstance exists, we will consider the advisability of proposing adjournment to a specific time and place. If the meeting is adjourned, we will make a public announcement.

Why did you send me this booklet?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the items listed above and in the Notice of Annual Meeting of Shareholders. You are receiving these proxy materials – a booklet that includes the Proxy Statement and one proxy card – because you have the right to vote on these important items concerning your investment in Mesa.

How do I vote?

Shareholders of record: All shareholders of record may vote by written proxy card. Joint owners must each sign the proxy card. If you are a shareholder of record and receive a notice regarding availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. All shareholders of record may also vote by touchtone telephone using the toll-free telephone number on the notice or proxy card, or through the internet using the procedures and instructions described on the notice or proxy card.

Beneficial owners: If you own your shares through a broker-dealer or another nominee, you must vote your shares as instructed by that broker-dealer or other nominee. If you own your shares through a nominee, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Annual Meeting unless you have obtained a “Legal Proxy” for those shares from the entity who holds your shares of record.

If a shareholder wishes to participate in the Annual Meeting but does not wish to give a proxy, the shareholder may attend the Annual Meeting in person. Should you require additional information regarding the Annual Meeting, please contact Mesa at 303-987-8000.

Why does my name not appear as a shareholder of record?

Many, if not most, investors own their shares through a broker-dealer or other nominee. Broker-dealers frequently clear their transactions through other broker-dealers, and may hold the actual certificates for shares in the name of securities depositories, such as CEDE & Co. (operated by Depository Trust Company of New York City). In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker-dealer. You should contact your broker-dealer for more information about this process.

When and where will the Annual Meeting be held?

As described in the Notice, we will hold the Annual Meeting at our corporate offices at 12100 West Sixth Avenue, Lakewood, Colorado 80228 (telephone 303-987-8000), on Thursday, October 2, 2014 at 9:00 a.m. MDT.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that shareholders vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

How can I obtain more information about Mesa?

We have included an Annual Report to Shareholders with this Proxy Statement that contains additional information about Mesa. In addition, information is available on our website at www.mesalabs.com and through the EDGAR filings maintained by the Securities and Exchange Commission at www.sec.gov. Neither the Annual Report to Shareholders nor our website is incorporated into this Proxy Statement and they are not to be considered a part of the soliciting material.

ITEM 1.

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE “FOR” THE ELECTION OF SUCH NOMINEES.

At the Annual Meeting, seven directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the persons named below as directors, to hold office for the term stated in the preceding paragraph. The person named as proxy in the enclosed proxy has been designated by management and intends to vote for the election to the Board of Directors of the persons named below, each of whom is now a director of the Company. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that the Nominating Committee may designate. Management knows of no reason why any nominee would be unable to serve. The information presented herein with respect to the nominees was obtained in part from the respective persons, and in part from the records of the Company.

Information about Board of Directors Nominees

In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees display personal and professional integrity; broad-based business acumen; a high level of understanding of our business and our industry; strategic thinking and a willingness to share ideas; and have a diversity of experiences, expertise and background.

NOMINEES FOR DIRECTOR

The following table sets forth the names and ages of each of our directors as of March 31, 2014:

Name	Age	Position
Luke R. Schmieder (1)	71	Chairman of the Board of Directors
John J. Sullivan, Ph.D.	61	Chief Executive Officer, Director
Michael T. Brooks (1)	64	Director
H. Stuart Campbell (1)	84	Director
Robert V. Dwyer(1)	73	Director
Evan C. Guillemin (1)	48	Director
David M. Kelly (1)	72	Director

(1) Member of the Audit, Compensation and Nominating and Governance committees.

Luke R. Schmieder has served as a director since March 1982 and devotes such time as is necessary to the affairs of the Company. Mr. Schmieder served as our Chief Executive Officer and Treasurer from our inception in March 1982 through his retirement in March, 2009. From 1977 to 1982, Mr. Schmieder served as president and principal of a consulting company for product and process development primarily in the medical field. Mr. Schmieder was employed from 1970 to 1977 by Cobe Laboratories, Inc. (manufacturer of dialysis and cardiovascular equipment and supplies) as a designer and process controller on various projects. Mr. Schmieder attended Ohio State University and Ohio University, taking courses in mechanical engineering and business management.

John J. Sullivan, Ph.D. was promoted to the position of Chief Executive Officer and President, and appointed to the Board of Directors in March 2009. Dr. Sullivan joined us in October 2004 in the role of Vice President of Sales and Marketing, and was promoted to the positions of President and Chief Operating Officer in 2006. In 1988, Dr. Sullivan joined Varian, Inc. (a major analytical instrument manufacturer) and served in various capacities in Research and Development, Sales and Marketing Management and in Business Development until 2004. In 1982, Dr. Sullivan joined the U.S. Food and Drug Administration’s Seattle District Laboratory as a Senior Research Scientist and worked there until 1988. From 1976 until 1980, Dr. Sullivan was employed as an Analytical Chemist at BioMed Research Labs (an independent research and testing laboratory). Dr. Sullivan received his Bachelor of Science degree in Biology from Western Washington University in 1976 and a Ph.D. degree in Food Science from the University of Washington in 1982.

Michael T. Brooks has served as a director since October 1998 and devotes such time as is necessary to the affairs of the Company. Mr. Brooks was an independent manufacturer’s representative from 1982 to 1985, at which time he purchased an interest in Fiero Fluid Power, which he presently owns and operates. Fiero Fluid Power is a Rep/Distributor selling pneumatic and instrumentation equipment. While pursuing a career in fluid power, he received a Masters degree in Business Administration from the University of Denver in 1983. Mr. Brooks received his Bachelor of Arts degree in History from Ohio Wesleyan University in 1971.

H. Stuart Campbell has served as a director since May 1983 and devotes such time as is necessary to the affairs of the Company. Mr. Campbell owned and served as an officer of Highland Packaging Labs, Inc., Somerville, New Jersey (contract packaging business) until its sale in 2002. From 1977 through September 1982, he was a Company Group Chairman with Johnson & Johnson and served as Chief Executive Officer and Chairman of the Board of Directors of eight major corporate subsidiaries. From 1960 through September 1982, Mr. Campbell served in various capacities for Johnson & Johnson and Ethicon, Inc., a domestic subsidiary of Johnson & Johnson. Mr. Campbell received his Bachelor of Science degree from Cornell University in 1951.

Robert V. Dwyer has served as a director since May 2006 and devotes such time as is necessary to the affairs of the Company. Mr. Dwyer served as President of our Raven Biological Laboratories operation until November 2010. Mr. Dwyer currently serves on the Board of Directors of American National Bank, based in Omaha, Nebraska. In addition, Mr. Dwyer holds ownership positions in other small business entities. Mr. Dwyer served as President and was the majority owner of Raven Biological Laboratories, Inc. and is also an Attorney at Law. Mr. Dwyer received his Bachelor of Arts in Philosophy degree from Creighton University in 1962, and he received his J.D. from Creighton University in 1964.

Evan C. Guillemin has served as a director since February 2009 and devotes such time as is necessary to the affairs of the Company. Mr. Guillemin has served as Chief Financial Officer (“CFO”) and Analyst at Select Equity Group Inc., a registered investment adviser based in New York City, since 2004. Prior to joining Select Equity Group, Mr. Guillemin served as CFO of Alloy Merchandising Group Inc., the successor to Delias Inc. Mr. Guillemin was an executive and board member of Delias Inc., a NASDAQ-traded specialty retailing company. He served as CFO and then Chief Operating Officer of Delias from 1996 to 2003, when the company was acquired by Alloy Inc. He received his Bachelor of Arts degree from Yale University in 1987 and a Master's degree in Business Administration with distinction from Harvard Business School in 1996.

David M. Kelly has served as a director since October 2010 and devotes such time as is necessary to the affairs of the Company. Mr. Kelly currently serves as a member of the Board of Directors of Federated Investors, Inc. (NYSE: FII), Mestek (OTC: MCCK), and a privately held company. In 1995, Mr. Kelly joined Matthews International Corporation, where he served as Chairman of the Board, Chief Executive Officer and President until his retirement in 2007. From 1972 to 1995, Mr. Kelly was with Carrier Corporation and held a variety of executive positions, in the United States and in Asia, in marketing, finance, manufacturing and operations, including President of North America operations. He received a Bachelor of Science degree in Physics from Boston College in 1964, a Master’s degree in Molecular Biophysics from Yale in 1966, and a Masters of Business Administration from Harvard Business School in 1968.

Unless otherwise indicated, no director has held any other directorships for the past five years.

Directors are elected at each Annual Meeting and serve a one year term until a successor is duly elected and qualified at an appropriate Annual Meeting. Vacancies may be filled by an affirmative vote of the majority of the remaining directors.

The Board of Directors met six times during the year ended March 31, 2014. Each director attended at least 75% of the Board of Director meetings, and at least 75% of the regular and special meetings of the committees on which they serve, either in person or telephonically. In addition, directors are required to prepare for each meeting by reviewing materials distributed in advance.

There were, and are, no family relationships among the Named Executive Officers (“NEOs”), directors or any person chosen to become a director or executive officer.

Based on information submitted by the directors and executive officers, none of the directors or executive officers is involved in, or has been involved in, legal proceedings during the past ten years that are material to an evaluation of the ability or integrity of that director or executive officer.

DIRECTOR COMPENSATION

Each non-employee director is compensated separately for service on the Board of Directors and is reimbursed for expenses to attend Board of Director meetings. Members of the Audit, Compensation, and Nominating and Governance Committees are not compensated separately for service on those committees. The following summarizes director compensation for the year ended March 31, 2014.

	Fees Earned or Paid in Cash	Option Awards(1)	Total
Name	($)	($)	($)
(a)	(b)	(d)	(h)
Michael T. Brooks	$22,000	$14,370	$36,370

H. Stuart Campbell	22,000	14,370	36,370

Robert V. Dwyer	22,000	14,370	36,370

Evan C. Guillemin	22,000	14,370	36,370

David M. Kelly	22,000	14,370	36,370

Luke R. Schmieder	22,000	14,370	36,370

(1)

1,000 stock options were granted to each director on April 1, 2013. We calculated these amounts in accordance with the provisions of Accounting Standards Codification (“ASC”) Section 718 – Compensation – Stock Compensation, using the Black-Scholes option-pricing model.

CORPORATE GOVERNANCE

Our business is managed through the oversight and direction of our Board of Directors. We have three standing committees: Audit, Compensation, and Nominating and Governance. Our Board of Directors currently consists of seven persons. Under applicable NASDAQ and SEC requirements, (a) we are required to have a majority of independent directors, and (b) all of the members of each committee, with the exception of the Nominating and Governance Committee, must be independent. The Board of Directors has affirmatively determined that each of H. Stuart Campbell, Michael T. Brooks, David M. Kelly, Luke R. Schmieder, Evan C. Guillemin and Robert V. Dwyer is an “independent director” as such term is defined in NASDAQ Listing Rule 5605. The Board of Directors has also affirmatively determined that each member of each committee of the Board of Directors satisfies the independence requirements applicable to committees as prescribed by the NASDAQ Listing Rules and the rules and regulations of the SEC. Dr. Sullivan is not an “independent director” because he is our employee.

The Board of Directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The Board of Directors meets regularly throughout the year, including the annual organizational meeting following each Annual Meeting, to review significant developments affecting the Company and to act upon matters requiring Board of Director approval. It also holds special meetings as required from time to time when important matters arise, requiring Board of Director action between scheduled meetings.

Committees of the Board of Directors

The charter of each committee is available in print to any shareholder who requests it, or on our website at www.mesalabs.com/about us/corporate information/corporate governance. Each of the following directors is a member of all of our committees (Audit, Compensation, and Nominating and Governance):

Michael T. Brooks

H. Stuart Campbell, Nominating and Governance Committee Chairman

Evan C. Guillemin, Audit Committee Chairman

David M. Kelly, Compensation Committee Chairman

Luke R. Schmieder

Robert V. Dwyer

In addition to the standing committees mentioned above, the Board of Directors may convene special committees to consider various other matters as they arise. During the year ended March 31, 2014, the Board of Directors did not convene any special committees.

Audit Committee

Pursuant to its charter, the Audit Committee assists the Board of Directors in overseeing (i) the consolidated financial statements and audits of the Company, (ii) our compliance with financial reporting requirements, and (iii) the independence and performance of our internal and external auditors. The Audit Committee charter further requires the Audit Committee to, among other things:

●

Review the annual audited consolidated financial statements with management and the independent auditors and determine whether to recommend to the Board of Directors that they be included in our Annual Report on Form 10-K;

●	Review proposed major changes to our auditing and accounting principles and practices;

●	Review and evaluate our system of internal control;

●	Review significant financial reporting issues raised by management or the independent auditors; and

●

Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters as well as the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee met five times during the year ended March 31, 2014. All members of the Audit Committee were present at each meeting (except for one meeting in which one committee member was not able to attend). The Board of Directors has determined that Mr. Evan Guillemin is an “audit committee financial expert” as defined in the applicable rules and regulations of the Exchange Act and is “independent.” The SEC has indicated that the designation of a person as an “audit committee financial expert” does not (i) mean that such person is an expert for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended (ii) impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation, or (iii) affect the duties, obligations, or liability of any other member of the Audit Committee or the Board of Directors.

As required by NASDAQ, our Board of Directors has reviewed the qualifications of our Audit Committee members and has determined that none of them has a relationship with us that may interfere with the exercise of their independence from management and the Company.

Compensation Committee

Pursuant to its charter, the Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities for compensation of executive officers and administration of our compensation and benefit plans. The Compensation Committee met four times during the year ended March 31, 2014, and all members of the Compensation Committee were present at each meeting.

During the year ended March 31, 2014, no members of our Compensation Committee were executive officers serving on the Compensation Committee of another entity whose executive officers served on our Board of Directors. No member of the Compensation Committee was an officer or employee of the Company, or had a business relationship with or conducted any undisclosed transactions with the Company. Our Chief Executive Officer, upon request, may attend selected meetings of the Compensation Committee.

Nominating and Governance Committee

The Nominating and Governance Committee assists the Board of Directors in identifying qualified individuals to become members of the Board of Directors, oversees, reviews and where appropriate, makes recommendations concerning the Company’s corporate governance guidelines and conducts an annual self-assessment of Board of Director performance. The Nominating and Governance Committee met one time during the year ended March 31, 2014, and all members of the Nominating and Governance Committee were present.

In evaluating potential director candidates, the Nominating and Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the applicable Listing Rules of NASDAQ. The Nominating and Governance Committee selects director nominees based on their personal and professional integrity, depth and breadth of experience, ability to make independent analytical inquiries, understanding of our business, willingness to devote adequate attention and time to duties of the Board of Directors, and such other criteria as are deemed relevant by the Nominating and Governance Committee. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experience, knowledge, and skills.

In identifying potential director candidates, the Nominating and Governance Committee relies on recommendations made by current directors and officers. In addition, the Nominating and Governance Committee may engage a third party search firm to identify and recommend potential candidates. Finally, the Nominating and Governance Committee will consider candidates recommended by shareholders.

Risk Oversight

The Board of Directors takes a key role in overseeing our risks. The Board of Directors receives frequent timely reports of our financial performance, changes in and composition of consolidated balance sheet accounts, quality assurance program effectiveness, product liability risks and status of relationships with all business constituencies including customers, employees, suppliers and government entities. The Audit Committee receives regular reports on our compliance with securities laws and communications with the SEC and shareholders. The Audit Committee has established an independent whistleblower hot line to encourage early and anonymous reporting of accounting irregularities or other violations of our codes of ethics. The Board of Directors routinely reviews our litigation threats, product/market strategies and operational activities.

Code of Ethics

We adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, executive officers and directors, including our principal executive officer and principal financial officer. The Code of Ethics contains written standards that are reasonably designed to deter wrongdoing and includes provisions regarding ethical conduct, conflicts of interest, proper disclosure in all public communications, compliance with all applicable governmental laws, rules and regulations, and the prompt reporting of violations of the Code of Ethics and accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available on our website at www.mesalabs.com/about us/corporate information/ corporate governance.

Shareholder Communications with the Board of Directors

Shareholders and other interested parties may communicate with one or more members of the Board of Directors by writing to all or one of the following: Audit Committee Chairman, Compensation Committee Chairman or Nominating and Governance Committee Chairman, c/o Corporate Secretary, Mesa Laboratories, Inc., 12100 West Sixth Avenue, Lakewood CO 80228.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

The following table sets forth the number of shares of our Common Stock owned beneficially as of March 31, 2014 (unless otherwise noted), by each person known by the Company to have owned beneficially more than five percent of such shares then outstanding, by each of our executive officers and directors, and by all of our executive officers and directors as a group.  This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.  As far as is known, no person owns beneficially more than five percent of the outstanding shares of Common Stock as of March 31, 2014 except as set forth below.

	Amount and Nature of Beneficial		Percentage of Class-
Name of Beneficial Owner	Owner		Beneficially Owned
Luke R. Schmieder (1)	181,413	(3)	5.2
John J. Sullivan, Ph.D. (1)	104,597	(4)	3.0
Glenn E. Adriance (1)	20,425	(5)	0.6
H. Stuart Campbell (1)	78,708	(6)	2.2
Michael T. Brooks (1)	38,600	(7)	1.1
Robert V. Dwyer (1)	108,660	(8)	3.1
Evan C. Guillemin (1)	206,500	(9) (10)	5.9
David M. Kelly (1)	9,200	(11)	0.3
John V. Sakys (1)	2,950	(12)	0.1
FMR LLC (2)	310,000		8.9

All executive officers and directors as a group (9 in number)	751,053	(13)	21.0

(1)	The business address is 12100 West Sixth Avenue, Lakewood, Colorado 80228.
(2)	The business address is 82 Devonshire Street, Boston, Massachusetts 02109.
(3)	Includes 8,925 shares which Mr. Schmieder has the right to acquire within 60 days by exercise of stock options.
(4)	Includes 68,675 shares which Dr. Sullivan has the right to acquire within 60 days by exercise of stock options.
(5)	Includes 4,300 shares which Mr. Adriance has the right to acquire within 60 days by exercise of stock options.
(6)	Includes 1,500 shares which Mr. Campbell has the right to acquire within 60 days by exercise of stock options.
(7)	Includes 9,700 shares which Mr. Brooks has the right to acquire within 60 days by exercise of stock options.
(8)	Includes 4,650 shares which Mr. Dwyer has the right to acquire within 60 days by exercise of stock options.
(9)	Includes 6,500 shares which Mr. Guillemin has the right to acquire within 60 days of exercise by stock options
(10)	Includes 200,000 shares beneficially owned by SEG Ventures, LLC, of which Mr. Guillemin is a partner.
(11)	Includes 2,550 shares which Mr. Kelly has the right to acquire within 60 days by exercise of stock options.
(12)	Includes 2,950 shares which Mr. Sakys has the right to acquire within 60 days by exercise of stock options
(13)	Includes 109,750 shares that our executive officers and directors as a group have the right to acquire within 60 days by exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act’) requires our directors, executive officers and persons who own more than five percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than five percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based upon a review of the copies of such reports furnished to us and based upon written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than five percent beneficial owners were complied with during the fiscal year ended March 31, 2014.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Officers of the Registrant

The names, addresses, ages and dates of appointment of the executive officers of the Company are:

Name and Address	Age	Office	Date Appointed

John. J. Sullivan, Ph.D. 12100 West Sixth Avenue Lakewood, Colorado	61	Chief Executive Officer, President, Treasurer and Director	2004

John V. Sakys 12100 West Sixth Avenue Lakewood, Colorado	45	Chief Financial and Chief Accounting Officer and Secretary	2012

Glenn E. Adriance 12100 West Sixth Avenue Lakewood, Colorado	59	Chief Sales and Marketing Officer	2007

John J. Sullivan, Ph.D. was promoted to the position of Chief Executive Officer and President, and appointed to the Board of Directors in March 2009. Dr. Sullivan joined us in October 2004 in the role of Vice President of Sales and Marketing, and was promoted to the positions of President and Chief Operating Officer in 2006. In 1988, Dr. Sullivan joined Varian, Inc. (a major analytical instrument manufacturer) and served in various capacities in Research and Development, Sales and Marketing Management and in Business Development until 2004. In 1982, Dr. Sullivan joined the U.S. Food and Drug Administration’s Seattle District Laboratory as a Senior Research Scientist and worked there until 1988. From 1976 until 1980, Dr. Sullivan was employed as an Analytical Chemist at BioMed Research Labs (an independent research and testing laboratory). Dr. Sullivan received his Bachelor of Science degree in Biology from Western Washington University in 1976 and a Ph.D. degree in Food Science from the University of Washington in 1982.

John V. Sakys joined us in October 2012 as our Chief Financial Officer. From 2009 through October 2012, Mr. Sakys held several positions with The Berry Company, LLC, and its predecessor company, Local Insight Regatta Holdings, Inc., most recently as its Vice President and Chief Accounting Officer. From 2001 to 2009, Mr. Sakys was the Vice President and Chief Financial Officer of Isonics Corporation, a NASDAQ listed company based in the Denver area. From September 2000 to April 2001, Mr. Sakys was Controller of AuraServ Communications. From July 1998 to September 2000, Mr. Sakys was Director of Financial Reporting for Media One, Inc. From December 1994 to July 1998, Mr. Sakys was an audit manager at Ernst and Young LLP. Mr. Sakys received his Bachelors degree in Business Economics with an emphasis in accounting from the University of California at Santa Barbara and is a Certified Public Accountant.

Glenn E. Adriance joined us in October 2007. From 2000 to 2007, Mr. Adriance was employed with two software firms, Lakeview Technology and Scientific Technologies Corporation as Global Business Partner Director and VP/COO/Executive Officer, respectively. From 1983 until 2000, Mr. Adriance held various sales and marketing roles of increasing responsibility at IBM. From 1981 to 1983, Mr. Adriance was employed at Sandia National Laboratories as a senior Business Systems Analyst responsible for various business systems that were fundamental to Sandia’s operations. Mr. Adriance received his Bachelor of Science degree in Forestry from the University of Massachusetts in 1978 and his MBA from Colorado State University in 1981.

Compensation Committee

The Compensation Committee supervises (on a direct basis for our three executive officers and a non-direct basis for all other NEOs) our executive compensation program for NEO’s. The Compensation Committee has designed a compensation program for NEOs to attract, retain and motivate talent in our competitive market environment while focusing the executive team and the Company on the creation of long-term value for our shareholders. The Compensation Committee has the authority to engage outside consultants or purchase compensation surveys, if needed, for evaluation of executive compensation levels.

Compensation Philosophy

NEO positions during the year ended March 31, 2014 included: Chief Executive Officer and President, Chief Financial Officer, Chief Sales and Marketing Officer and Senior Vice Presidents of Operations. Other positions may be added as business conditions warrant.

We have designed our compensation programs for our NEOs to:

●	attract and retain high performing and experienced executives;

●	motivate and reward executives whose knowledge, skills and performance are critical to our success;

●	align the interests of our executives and shareholders by motivating executives to increase shareholder value;

●	foster a shared commitment among executives by coordinating their goals; and

●	motivate our executives to manage our business to meet our short and long-term objectives, and reward them for meeting these objectives.

Our Compensation Committee administers four elements for NEOs: base salary (cash), Short-term incentives (cash), long-term incentives (equity), and benefits. The total compensation package reflects our “Pay for Performance” philosophy, which is to couple employee rewards with the interests of our shareholders. We believe strongly that retention and motivation of successful employees is in the long-term interest of our shareholders. The Compensation Committee targets the total compensation level to be competitive with comparable companies in terms of size (as measured by revenue and market capitalization), our industry segments and geographic locations.

Benchmarking

The Compensation Committee, with assistance from our executives if required, researches compensation levels by investigating comparable company records, purchasing third party compensation surveys or engaging compensation consultants. The acquired data is evaluated by the Compensation Committee and is one factor in establishing compensation plans for the NEOs.

To help establish competitive compensation levels, the Compensation Committee examined executive compensation survey data, both base salaries and total cash compensation, from Economic Research Institute (“ERI”). The survey data was tailored to include only those U.S. public companies in the “Instrument Manufacturing” segment with revenues between $20 -- $50 million per year. The ERI survey included 90 public companies in the data set used to establish compensation statistics. This included companies that produced both medical devices and general electronic instruments, along with consumable supplies. The data was further adjusted for the geographic location of each NEO. The data from this analysis was used by the Compensation Committee as one factor in determining compensation levels for base salary and total compensation.

Determination of Target Compensation

For the year ended March 31, 2014, the Compensation Committee determined that an appropriate starting point for total compensation of our NEOs was approximately the 50th percentile level, compared to the data obtained from the ERI survey. The Compensation Committee used not only the data from the ERI survey, but also considered individual and team executive performance, along with our financial performance, as criteria to establish target compensation levels for each NEO. From that analysis, and in consideration of our past and future expected financial performance, the Compensation Committee made adjustments to base salaries and target total compensation levels for each NEO that were implemented effective June 1, 2013.

Base Salary

Base salaries for NEOs are determined based upon job responsibilities, level of experience, individual performance and comparisons to the salaries of executives in similar positions from the ERI survey.

Short-term Incentive Plan

Each NEO participates in our Short-term Incentive Plan. The Compensation Committee believes that it is in the best interest of our shareholders to have a substantial component of total compensation “at-risk” and dependent upon our financial performance. For the purpose of the Short-term Incentive Plan, performance is measured by several variables including growth in revenues, product line gross margins and adjusted net income (as defined). These variables are considered by the Compensation Committee to be reliable indicators for the creation of long-term shareholder value. Bonus payouts under the Short-term Incentive Plan are tied directly to achievement of these revenues and profit growth targets for the year. If both the revenues and profit growth targets are exceeded by a substantial margin, the maximum bonus payments are set at between 35% and 85% of the base salary for the various NEOs. Of course, if our financial performance is poor, bonus payments could be at or near $0. The Compensation Committee reserves the right to adjust payments under the Short-term Incentive Plan, in the case of unusual circumstances or events, or economic conditions in general.

We do not disclose the specific target revenues and profit growth targets set forth in the Short-term Incentive Plan as we believe that the disclosure thereof would cause us competitive harm. Because we are not disclosing these target objectives, we are stating our assessment of how likely it will be for these targets to be achieved by our NEOs. Although achievement of our target objectives involves future performance and, therefore, is subject to uncertainties, the Compensation Committee believes it has established target objectives that are achievable with an appropriate amount of dedication and hard work and, therefore, it is more likely than not that each NEO will earn a bonus under the Short-term Incentive Plan.

Long-term Incentive Plan

The Compensation Committee believes that it is in the best interest of our shareholders to provide long-term incentive to each NEO with ownership of our stock. Stock ownership by our NEOs directly ties their long-term compensation to the performance of our share price. To achieve this goal, we make stock option grants to each NEO at the time of hire and on an annual basis under our stock compensation plan. These grants are either incentive stock options with a term of five to eight years and/or non-qualified stock options with a term of eight to 10 years. In either case, the grant price is set at 100% of the market price on the day of the grant and the options vest ratably over four to seven years. The number of stock options awarded is at the discretion of the Compensation Committee.

Other benefits

Our philosophy is to provide only those other benefits to our named executives that are consistent with those generally offered to all of our other employees. As such, the NEOs have available various health, welfare and retirement (401(k)) benefits.

Employment and Change-in-Control Agreements. We have provided certain of our NEOs with salary continuation agreements. Severance payments will be made 1) in the event of an involuntary separation of service without cause or a voluntary separation of service with good reason or 2) immediately prior to, or within 24 months after, a change in control for an involuntary termination without cause or a voluntary termination for good reason. Severance payments will be paid monthly for 12 months or 24 months, respectively, to include the individual’s then current monthly salary, and the same percentage of Company-paid health and life insurance benefits. Additionally, all outstanding unvested stock options, and any other equity-based awards that may be granted in the future, will vest immediately with the exercise period extended to the full term of the option (in case 1 above, the acceleration is subject to discretion of the Board of Directors).

Nonqualified Deferred Compensation. We do not have any nonqualified defined contribution or deferred compensation plans.

Post-Employment Compensation. We do not have any defined benefit plans, supplemental executive retirement plans or actuarial plans.

EXECUTIVE COMPENSATION

Named Executive Officers

The Securities and Exchange Commission (“SEC”), in Item 402 of Regulation S-K defines NEOs to include: a) all individuals serving as the registrant’s principal executive officer (“PEO”); b) all individuals serving as the registrant’s principal financial officer (“PFO”); c) the registrant’s three most highly compensated executive officers other than the PEO and PFO; and d) up to two individuals for whom disclosure would have been provided but for the fact the individual was not serving as an executive officer at the end of the last completed fiscal year. Bryan Leo and Garrett Krushefski are not executive officers of the Company, but are included in the disclosures below as NEOs in accordance with SEC regulations. Steven W. Peterson served as PFO until leaving the Company effective November 30, 2012.

Summary Compensation Table

The following table lists compensation awarded to or earned by our NEOs for the years ended March 31, 2014, 2013 and 2012.

Name and Principal Position	Year	Salary	Option Awards(2)	Non-equity Incentive Plan Compensation(1)	All Other Compensation(3)	Total
(a)	(b)	(c)	(f)	(g)	(i)	(j)

John J. Sullivan, Ph.D.	2014	$302,495	$96,702	$253,000	$9,075	$661,272
CEO and President	2013	290,819	125,317	200,000	8,725	624,861
	2012	265,488	110,782	180,000	8,220	564,490

John V. Sakys	2014	204,997	28,485	113,000	6,150	352,632
Chief Financial Officer	2013	83,836	10,076	70,000	--	163,912
effective December 1, 2012	2012	--	--	--	--	--

Glenn E. Adriance	2014	194,999	34,313	147,000	5,850	382,162
Chief Sales and Marketing Officer	2013	183,322	33,396	90,000	5,500	312,218
	2012	147,493	36,343	84,000	4,583	272,419

Bryan T. Leo	2014	145,000	18,220	52,500	4,350	220,070
Senior Vice President of Operations	2013	117,123	13,057	49,313	3,514	183,007
	2012	--	--	--	--	--

Garrett Krushefski	2014	150,000	13,736	54,091	4,500	222,327
Senior Vice President of Operations	2013	--	--	--	--	--
	2012	--	--	--	--	--

Steven W. Peterson	2014	--	--	--	--	--
Chief Financial Officer	2013	120,329	269,995	--	188,610	578,934
through November 30, 2012	2012	175,321	36,343	70,000	5,440	287,104

(1)	This column represents compensation to NEOs under our Short-term Incentive Plan. These amounts are included for the year earned, not when paid.

(2)

This column reflects the stock-based compensation expense recognized during the year for each NEO for consolidated financial statement reporting purposes with respect to the years ended March 31, 2014, 2013 and 2012. We calculated these amounts in accordance with the provisions of Accounting Standards Codification (“ASC”) Section 718 – Compensation – Stock Compensation, using the Black-Scholes option-pricing model. Effective November 30, 2012, as part of the negotiated separation agreement with Steven W. Peterson, 14,400 unvested options were modified to a) extend the expiration date to 10 years following the original grant date, b) allow them to be exercised through their expiration date, and c) accelerate the vesting such that all options will vest by November 30, 2014. This was a modification of the terms of an equity award and, accordingly, we treated this as an exchange of the original award for a new award. We recorded incremental compensation expense of approximately $240,000 for the year ended March 31, 2013.

(3)

This column represents 401(k) matching funds. For Steven W. Peterson, it also includes a separation payment equivalent to one year of salary, recognized fully in our consolidated statement of income for the year ended March 31, 2013, but to be paid out over 12 months.

Grant of Plan-based Awards

		Estimated future payments under non-equity incentive plan awards (1)			All other option awards: Number of securities underlying options	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
(a)	(b)	(c)	(d)	(e)	(j)	(k)	(l)

John J. Sullivan, Ph.D.	4/1/2013	--	--	--	7,600	$51.85	$14.37
	5/1/2013	$12,900	$193,500	$258,000	--	--	--

John V. Sakys	4/1/2013	--	--	--	3,800	51.85	14.37
	5/1/2013	5,650	84,750	113,000	--	--	--

Glenn E. Adriance	4/1/2013	--	--	--	3,800	51.85	14.37
	5/1/2013	7,350	110,250	147,000	--	--	--

Bryan T. Leo	4/1/2013	--	--	--	2,500	51.85	14.37
	5/1/2013	5,160	45,000	60,000	--	--	--

Garrett Krushefski	4/1/2013	--	--	--	2,500	51.85	14.37
	5/1/2013	5,160	45,000	60,000	--	--	--

(1)

This section represents compensation to NEOs under our Short-term Incentive Plan. These amounts are included for the year earned, not when paid. These awards are based on various combinations of growth in total revenues, product line gross margin and adjusted net income (as defined).

Outstanding Equity Awards at March 31, 2014

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(e)	(f)

John J. Sullivan Ph.D.	--	975	$25.56	4/1/2015
	6,000	--	15.44	3/20/2016
	30,000	10,000	18.98	5/11/2017
	1,100	--	21.93	4/1/2018
	2,000	--	16.60	4/1/2019
	4,575	1,525	25.56	4/1/2020
	4,400	4,400	29.20	4/6/2021
	2,000	6,000	50.50	4/2/2022
	--	7,600	51.85	4/1/2023

John V. Sakys	2,000	6,000	48.72	10/29/2022
	--	3,800	51.85	4/1/2023

Glenn E. Adriance	--	975	25.56	4/1/2015
	--	275	25.56	4/1/2020
	--	2,200	29.20	4/6/2021
	--	3,000	50.50	4/2/2022
	--	3,800	51.85	4/1/2023

Bryan T. Leo	--	1,425	50.32	4/23/2017
	--	2,325	50.32	4/23/2022
	--	2,500	51.85	4/1/2023

Garrett Krushefski	200	500	25.80	4/27/2015
	850	850	29.20	4/1/2016
	300	900	50.50	4/2/2017
	--	2,500	51.85	4/1/2023

Options Exercised During the Year Ended March 31, 2014

Name	Number of Shares Acquired upon Exercise (#)	Value Realized On Exercise (1)
(a)	(b)	(c)
John J. Sullivan, Ph.D.	32,925	$1,899,671

John V. Sakys	--	--

Glenn E. Adriance	6,525	284,523

Bryan T. Leo	1,250	50,850

Garrett Krushefski	1,300	75,438

(1)

Determined by multiplying the number of options that were exercised during the year ended March 31, 2014 by the difference between the per share closing price of our common stock on the date of exercise and the exercise price of the options, but not including any tax impact incurred in connection with such exercise.

Potential Payments upon Termination or Change-in-Control

	Salary Continuation upon Termination (1)	Salary Continuation upon Change in Control (1)	Value of Equity Awards Received or to be Received (2)
John J. Sullivan, Ph.D.	$304,000	$608,000	$1,673,385
John V. Sakys	206,000	412,000	395,100
Glenn E. Adriance	196,000	392,000	480,343

(1)	This amount is based on the NEO’s salary at March 31, 2014.
(2)

The value of accelerating these unvested stock options was calculated by multiplying the number of shares underlying the NEO’s unvested stock options that were in-the-money at March 31, 2014 by the difference between the weighted average exercise price for options in-the-money at March 31, 2014, and our closing price per share on March 31, 2014 (the last trading day of the period).

Narrative to Summary Compensation Table and Plan-Based Awards Table

See “Compensation Discussion and Analysis” above.

COMPENSATION COMMITTEE REPORT

The members of the Compensation Committee have analyzed and discussed with management the information contained above in the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. The Committee believes this information to be a full and accurate analysis of the Company’s compensation philosophy and recommended its inclusion by reference in the Company’s Form 10-K filing.

The foregoing report is given by the following members of the Compensation Committee:

The Compensation Committee

Michael T. Brooks

H. Stuart Campbell

Evan C. Guillemin

David M. Kelly, Committee Chairman

Luke R. Schmieder

Robert V. Dwyer

ITEM 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted in July 2010, and Section 14A of the Exchange Act require that we allow our shareholders the opportunity to vote to approve the compensation of our named executive officers as set forth in this Proxy Statement. The vote on this resolution is not intended to address any specific element of executive compensation. Instead, the vote relates to the executive compensation of our named executive officers, as set forth in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission. This vote is advisory and not binding on our Company or our Board of Directors, but in the event of any significant vote against this proposal, the Compensation Committee will consider whether any actions are appropriate to respond to shareholder concerns.

The affirmative vote of a majority of the votes cast at the Annual Meeting for this proposal is required to approve this proposal.

We are asking shareholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in the Compensation Discussion and Analysis section and the Executive Compensation section.

We have designed our compensation programs to:

●	attract and retain high performing and experienced executives;

●	motivate and reward executives whose knowledge, skills and performance are critical to our success;

●	align the interests of our executives and shareholders by motivating executives to increase shareholder value;

●	foster a shared commitment among executives by coordinating their goals; and

●	motivate our executives to manage our business to meet our short and long-term objectives, and reward them for meeting these objectives.

We urge shareholders to read the Compensation Discussion and Analysis section, which describes in more detail how our executive compensation policies and procedures are designed to achieve our compensation objectives, as well as the Executive Compensation section and related compensation tables and narrative, which provide detailed information on the compensation of our NEOs. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our NEOs reported in this Proxy Statement has supported and contributed to our success.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

APPROVAL, ON AN ADVISORY BASIS, OF OUR EXECUTIVE COMPENSATION

AS DESCRIBED IN THIS PROXY STATEMENT.

ITEM 3

APPROVAL OF THE MESA LABORATORIES, INC. 2014 EQUITY PLAN

On August 8, 2014, our Board of Directors adopted The Mesa Laboratories, Inc. 2014 Equity Plan (the “2014 Plan”), subject to shareholder approval at the 2014 Annual Meeting. If approved by a majority of the votes cast by holders of Common Stock voting in person or by proxy at the Annual Meeting, the 2014 Plan will become effective as of August 8, 2014 (the “Effective Date”).

The material features of the 2014 Plan are summarized below, which summary is qualified in its entirety by reference to the text of the 2014 Plan, which is included in this proxy statement. A copy of the 2014 Plan is also available on our website at www.mesalabs.com and the SEC website at www.sec.gov, where it is an appendix to this proxy statement.

Purpose of the 2014 Plan

As discussed in the Compensation Discussion and Analysis beginning on page 10, long-term equity compensation plays an important part in the Company’s pay-for-performance philosophy. Equity awards also help the Company remain competitive in retaining and attracting highly qualified employees on whom, in large measure, the future growth and success of the Company depend. For the year ended March 31, 2014, we granted long-term equity compensation to 161 employees.

The purpose of the 2014 Plan is to promote the success and enhance the value of the Company by linking the personal interests of employees, officers and directors of the Company to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The 2014 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

Approving the 2014 Plan would further these objectives by allowing the Company to continue to grant long-term equity compensation. If the 2014 Plan is not approved, the Company does not expect to have sufficient shares to meet its anticipated long-term equity compensation needs after the year ending March 31, 2015.

Highlights of the 2014 Plan

●

Fungible share pool. The 2014 Plan uses a fungible share pool under which each share issued pursuant to an option or stock appreciation right (“SAR”) will reduce the number of shares available under the 2014 Plan by one share, and each share issued pursuant to awards other than options and SARs will reduce the number of shares available by five shares.

●

No liberal share counting. The 2014 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or SAR or to satisfy tax withholding requirements. The 2014 Plan also prohibits “net share counting” upon the exercise of options or SARs.

●	No repricing of stock options or SARs. The 2014 Plan prohibits the direct or indirect repricing of stock options or SARs without shareholder approval.

●

No discounted stock options or SARs. All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying Common Stock on the date of grant.

●

Material amendments that require shareholder approval. Shareholder approval is required prior to an amendment to the 2014 Plan that would (i) materially increase the number of shares available, (ii) expand the types of available awards, (iii) materially expand the class of participants eligible to participate, (iv) materially extend the term of the 2014 Plan or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the NASDAQ.

●	Administered by an independent committee. The 2014 Plan will be administered by the Compensation Committee, which is made up entirely of independent directors.

●	Awards subject to forfeiture/clawback. Awards under the 2014 Plan will be subject to recoupment under certain circumstances. See “Forfeiture Events” on page 24.

Determination of Number of Shares for the 2014 Plan

If the 2014 Plan is approved, the aggregate number of shares of Common Stock that will be reserved and available for issuance pursuant to awards under the 2014 Plan will be 1,100,000. In setting the number of proposed shares issuable under the 2014 Plan, the Compensation Committee and the Board of Directors considered a number of factors. The factors, which are discussed further below, included:

●

Shares available and total outstanding equity awards under The 2006 Stock Compensation Plan of Mesa Laboratories, Inc. and the 1999 Plan (the “Prior Plans”), and how long the shares available (both under the Prior Plans and assuming approval by shareholders of the 2014 Plan) are expected to last.

●	Historical equity award granting practices, including the Company’s three-year average share usage rate.

Shares Available and Outstanding Equity Awards under the Prior Plans

If the 2014 Plan is approved, no further awards will be made under the Prior Plans and the Prior Plans will remain in effect only so long as awards made thereunder remaining outstanding.

As of August 8, 2014, we had 514,959 stock options outstanding and 77,567 shares remaining for future stock option grants, respectively, under the Prior Plans.

Historical Equity Award Granting Practices

In setting and recommending to shareholders the number of shares authorized under the 2014 Plan, the Board of Directors considered the historical number of equity awards granted under the Prior Plans in the past two full years and the annual equity awards made in April 2014. For the years ended March 31, 2013 and 2014 and current year to date through August 8, 2014, the Company issued 116,080, 128,124 and 142,400 stock options under the Prior Plans, respectively. Based on historical granting practices, the 2014 Plan is expected to cover awards for approximately six years.

Eligibility and Award Types

The 2014 Plan authorizes the following types of awards to be made to employees, officers or directors of the Company and its consolidated subsidiaries, as designated by the Compensation Committee:

●

Stock options, which give the holder the right to purchase shares of Common Stock at a specified price during specified time periods. The exercise price of an option granted under the 2014 Plan may not be less than the fair market value of the Common Stock on the date of grant. Stock options granted under the 2014 Plan have a maximum term of ten years. The 2014 Plan authorizes both incentive and nonqualified stock options.

●

Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of Common Stock on the date of exercise, over the base price of the stock appreciation right. The base price of an SAR may not be less than the fair market value of the Common Stock on the date of grant. SARs granted under the 2014 Plan have a maximum term of ten years. SARs are not a part of the Company’s current compensation program.

●

Restricted stock, which represents the right to receive shares of Common Stock (or an equivalent value in cash) in the future, each of which is subject to certain restrictions and risk of forfeiture on terms set by the Compensation Committee. Restricted stock grants are not a part of the Company’s current compensation program.

●

Performance awards, including qualified performance-based awards under Tax Code Section 162(m), provide an opportunity for employees to receive Common Stock if a pre-defined performance measure is met for a specified time period.

●	Other stock-based awards, at the discretion of the Compensation Committee, including unrestricted stock grants.

All awards will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Compensation Committee.

Awards to Non-Employee Directors

Awards granted to the Company’s non-employee directors under the 2014 Plan will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Compensation Committee may not make discretionary grants under the 2014 Plan to non-employee directors. The maximum aggregate number of shares underlying any award granted under the 2014 Plan in any 12-month period to any one non-employee director is 50,000 shares.

Shares Available for Awards

Subject to adjustment as provided in the 2014 Plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the 2014 Plan is 1,100,000,000, which shall consist of 1,022,433 shares not previously authorized for issuance under any plan, plus 77,567 shares remaining available for issuance under the Prior Plans but not subject to outstanding awards as of the Effective Date of the 2014 Plan. See “Determination of Number of Shares for the 2014 Plan” for a discussion of the factors the Board considered when setting the number of proposed shares issuable under the 2014 Plan.

Fungible Pool and Share Counting

Each share issued pursuant to an option or SAR will reduce the number of shares available under the 2014 Plan by one share, and each share issued pursuant to awards other than options and SARs will reduce the number of shares available by five shares.

Shares subject to awards that terminate or expire unexercised, or are cancelled, terminated, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will become available for future grants of awards under the 2014 Plan. Similarly, to the extent that the full number of shares subject to a performance award is not issued by reason of failure to achieve maximum performance goals, the unearned shares originally subject to the award will be added back to the 2014 Plan share reserve and again be available for issuance pursuant to awards granted under the 2014 Plan. However, the following shares may not again be made available for issuance as awards under the 2014 Plan: (i) shares not issued or delivered as a result of the net settlement of an outstanding option or SAR, and (ii) shares used to pay the exercise price or withholding taxes related to an outstanding option or SAR.

Performance Goals

The Compensation Committee may designate any award as a qualified performance-based award for the purpose of making the award fully deductible without regard to the $1,000,000 deduction limit imposed by Tax Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award. Performance periods for such awards must be at least twelve months and may be any longer period. Performance goals for such awards shall be based on one or more of the following criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a subsidiary or a department within the Company or a subsidiary:

●	increase in shareholder value (e.g. total shareholder return);
●	earnings per share;
●	adjusted earnings per share (as defined by the Committee);
●	stock price;
●	net income;

●	adjusted net income (as defined by the Committee);
●	return on assets;
●	return on shareholders’ equity;
●	cash flow;
●	operating profit or operating margins;
●	revenues growth of the Company;
●	economic profit;
●	return on capital;
●	return on invested capital;
●	earnings before interest, taxes, depreciation and amortization;
●	goals relating to acquisitions;
●	operating income; and
●	gross profit

Performance goals with respect to the above-listed business criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Compensation Committee deems appropriate, and may be calculated for a single year or calculated on a compound basis over multiple years. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

Each qualified performance-based award (other than a market-priced option or SAR) will be earned, vested and payable, as applicable, upon the achievement of performance goals established by the Compensation Committee based upon one or more of the above-listed qualified business criteria, together with the satisfaction of any other conditions, such as continued employment, as the Compensation Committee may determine to be appropriate. However, the Compensation Committee may provide, either in connection with the grant of an award or by amendment, that achievement of such performance goals will be waived, in whole or in part, upon the death or disability of the grantee or the occurrence of a change in control of the Company. Performance periods established by the Compensation Committee for any such qualified performance-based award must be at least 12 months and may be any longer period.

The Compensation Committee may provide in any qualified performance-based award that any evaluation of performance will exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in the then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

Any payment of a qualified performance-based award will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided above, no qualified performance-based award may be amended, nor may the Compensation Committee exercise any discretionary authority it may otherwise have under the 2014 Plan, in any manner to waive the achievement of the applicable performance goal based on qualified business criteria or to increase the amount payable pursuant to the performance goal or the value of the award, or otherwise in a manner that would cause the award to cease to qualify for the Section 162(m) exemption. However, the Compensation Committee has the right, in connection with the grant of a qualified performance-based award, to exercise negative discretion to determine that the portion of such award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

Limitations on Awards

So that the awards may qualify as “performance-based compensation” under Tax Code Section 162(m), the 2014 Plan contains the following per participant limitations on awards:

●	The total number of shares of Common Stock with respect to which options may be granted in any calendar year to any participant may not exceed 50,000 shares.

●	The total number of shares of Common Stock with respect to which SARs may be granted in any calendar year to any participant may not exceed 50,000 shares.

●

For awards that are intended to qualify as performance-based compensation, (i) the total number of shares of Common Stock that may be granted in any calendar year to any participant may not exceed 35,000 shares and (ii) the maximum amount that may be paid to any participant for awards that are payable in cash or property other than Common Stock in any calendar year is $2,000,000. If an award has a multi-year performance period, the total amount of cash, property or shares of Common Stock earned for the entire performance period will be divided by the number of calendar years in the performance period for purposes of applying these limits.

Administration

The 2014 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to make awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules, regulations, guidelines and procedures as it may deem advisable to carry out the provisions and purposes and administer the 2014 Plan; prescribe forms of award agreements, and make any rules, interpretations, and any and all other decisions and determinations that may be required under the 2014 Plan.

In addition, the Compensation Committee may expressly delegate to a special committee of non-employee directors some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not subject to Section 16(a) of the Exchange Act and are not and are reasonably not anticipated to become officers subject to the deduction limits of Section 162(m) of the Tax Code. The Compensation Committee may also delegate to one of its members or one or more officers of the Company or to one or more agents or advisors administrative duties or powers under the 2014 Plan.

Deductibility under Tax Code 162(m)

The 2014 Plan is designed so that all qualified performance-based awards that are conditioned on performance goals as described above, and all options and SARs granted under the 2014 Plan, may be eligible to meet the requirements for qualified performance-based compensation under Tax Code Section 162(m) and may be fully deductible. While the Compensation Committee believes it is important to preserve the deductibility of compensation under Tax Code Section 162(m) generally, there is no guarantee that the performance-based compensation exemption would be available in any particular circumstance, and the Board of Directors and the Compensation Committee reserve the right to grant or approve awards or compensation that are non-deductible.

Limitations on Transfer

No right or interest of a participant in any unexercised or restricted award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a subsidiary, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company or a subsidiary. No unexercised or restricted award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution.

Treatment of Awards upon Certain Events

Termination of a Participant’s Continuous Service

The applicable award agreement or special plan document governing an award will specify the treatment of such award upon the termination of a participant’s continuous service. Continuous service means the absence of any interruption or termination of service as an employee, officer or Director; provided that the following will not be considered an interruption of service: (i) a participant transfers employment, without interruption, between the Company and an affiliate or between affiliates, (ii) in the case of a spin-off, sale or disposition transaction where the Compensation Committee determines that no interruption will result or (iii) the participant is granted an unpaid leave of absence authorized in writing by the Company that does not exceed twelve months. The 2014 Plan defines an affiliate as a Company subsidiary or any entity that has an ongoing contractual relationship with the Company or a subsidiary that provides such entity the rights to manufacture, sell and/or distribute brands of which the trademark is owned by the Company or a subsidiary.

Change in Control

Unless otherwise provided in an award agreement or any special plan document or separate agreement with a participant governing an award:

(A)

With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within one year after the effective date of the change in control, a participant’s employment is involuntary terminated other than for cause, then:

●	all of the participant’s outstanding options and SARs will become fully exercisable;

●	all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●

the payout level attainable under all outstanding performance-based awards will vest based on target (if the change in control occurs during the first half of the performance period) or actual performance measured as of the end of the calendar quarter immediately preceding the change in control (if the change in control occurs during the second half of the performance period). In both cases, the awards will pay out on a pro rata basis, based on the time elapsed (in days) prior to the change in control.

(B)

Upon the occurrence of a change in control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board of Directors:

●	all outstanding options and SARs will become fully exercisable;

●	all time-based vesting restrictions on outstanding awards will lapse; and

●

the payout level attainable under all outstanding performance-based awards will vest based on target (if the change in control occurs during the first half of the performance period) or actual performance measured as of the end of the calendar quarter immediately preceding the change in control (if the change in control occurs during the second half of the performance period). In both cases, the awards will pay out on a pro rata basis, based on the time elapsed (in days) prior to the change in control.

Other Reasons

The Compensation Committee may, in its sole discretion, determine that, upon a participant’s termination of service for any reason or a change in control, all or a portion of such participant’s awards shall become fully or partially exercisable, that some or all restrictions shall lapse, and that any performance criteria shall be deemed fully or partially satisfied. The Compensation Committee may discriminate among participants and among awards in exercising this discretion.

Adjustments

In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per share value of the Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Compensation Committee must make such adjustments to the 2014 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or one of the transactions described above), the 2014 Plan authorizes the Compensation Committee to make certain discretionary adjustments to outstanding awards.

Forfeiture Events

Awards under the 2014 Plan will be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable to the participant. An award agreement may specify that an award will be reduced, cancelled, forfeited or recouped upon certain events, including (i) termination of employment for cause, (ii) violation of material Company and affiliate policies, (iii) breach of noncompetition, confidentiality or other restricted covenants that may apply to the participant, (iv) other conduct by the participant that is detrimental to the business or reputation of the Company or any affiliate, (v) a later determination that the vesting of, or amount realized from, a performance award was based on materially inaccurate financial statements or performance metric criteria, whether or not the participant caused or contributed to such inaccuracy. The Company will also seek to recover any awards made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other law or the listing standards of the NASDAQ.

Termination and Amendment

If the 2014 Plan is approved at the 2014 Annual Meeting, it will terminate on August 7, 2024 or, if the shareholders approve an amendment to the 2014 Plan that increases the number of shares subject to the 2014 Plan, the tenth anniversary of the date of such approval, unless earlier terminated by the Board of Directors or the Compensation Committee.

The Board of Directors or the Compensation Committee may, at any time and from time to time, amend, modify or terminate the 2014 Plan, but if an amendment to the 2014 Plan would (i) materially increase the number of shares available, (ii) expand the types of awards, (iii) materially expand the class of eligible participants, (iv) materially extend the term or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of NASDAQ, then such amendment shall be subject to shareholder approval. The Board of Directors or the Compensation Committee may also condition any other amendment or modification of the 2014 Plan on the approval of the Company’s shareholders.

The Compensation Committee may amend, modify or terminate an outstanding award without approval of the participant, provided however, (i) subject to the terms of the applicable award agreement, the value of such award may not be reduced or diminished without the participant’s consent, (ii) the original term of an option or SAR may not be extended without prior approval of the Company’s shareholders, (iii) subject to the anti-dilution provisions of the 2014 Plan, the exercise price of an option or base price of an SAR may not be reduced, directly or indirectly, without the prior approval of the Company’s shareholders, and (iv) no termination, amendment or modification of the 2014 Plan will adversely affect any award previously made under the 2014 Plan, without the consent of the affected participant.

Prohibition on Repricing

As indicated above under “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain U.S. Federal Tax Effects

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the making, exercise and vesting of awards under the 2014 Plan and the subsequent sale of Common Stock acquired under the 2014 Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Incentive Stock Options

If an option granted under the 2014 Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income.) The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee’s compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, if an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Tax Code.

Nonqualified Stock Options

Nonqualified stock options granted under the 2014 Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Tax Code.

Stock Appreciation Rights

A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and the Company expects that it will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock

Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Tax Code Section 162(m). If the participant files an election under Tax Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Tax Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Tax Code Section 83(b) election. To the extent unrestricted dividends are paid during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has made a Tax Code Section 83(b) election, in which case the dividends will thereafter be taxable to the participant as dividends and will not be deductible by the Company.

Tax Withholding

The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy the Company’s federal, state and local tax withholding obligations (including employment taxes) imposed by law with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2014 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Foreign Jurisdictions

In order to foster and promote achievement of the material purposes of the 2014 Plan in foreign jurisdictions and to fairly accommodate for differences in local law, tax policy or custom, the Compensation Committee may adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of any non-U.S. jurisdictions in which the Company or any affiliate may operate, in order to assure the viability of the benefits of awards made to participants located in such other jurisdictions and to further the objectives of the 2014 Plan.

Benefits to Named Executive Officers and Others

No awards have been granted under the 2014 Plan. If the 2014 Plan is approved, awards will be granted at the discretion of the Compensation Committee. Accordingly, future benefits under the 2014 Plan are not determinable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE PROPOSAL TO APPROVE THE MESA LABORATORIES, INC. 2014 EQUITY PLAN.

ITEM 4

RATIFICATION OF THE APPOINTMENT OF EKS&H LLLP AS INDEPENDENT AUDITORS

The Audit Committee has again selected EKS&H LLLP to serve as our independent registered public accounting firm for the year ending March 31, 2015. Although it is not required to do so, our Board of Directors wishes to submit the appointment of EKS&H LLLP for shareholder ratification at the Annual Meeting. Even if the appointment is ratified by our shareholders, the Audit Committee may in its sole discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of our Company and our shareholders. A representative of EKS&H LLLP will be present at the Annual Meeting, will have an opportunity to make a statement if he so desires, and will be available to respond to appropriate questions. If the shareholders do not ratify the appointment of EKS&H LLLP, our Board of Directors will reconsider its selection.

EKS&H LLLP, Denver, Colorado, has conducted the audits of our accounting records since 1986 and the Audit Committee has selected the same firm to audit our accounting records for the year ending March 31, 2015.

The following table presents fees for professional services rendered by EKS&H LLLP, our principal accountant, for the audit of our financial statements, and the fees for other services:

	Year ended March 31,
Type of Fees	2014	2013	2012
Annual audit and quarterly reviews	$185,274	$183,910	$126,112
Audit-related fees – acquisitions	15,645	117,127	-
Tax fees	--	25,625	15,500
All other fees	12,000	20,899	81,492
Total	$212,919	$347,561	$223,104

THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT THEY VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EKS&H LLLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING MARCH 31, 2015.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of six non-employee directors of the Company. All members are independent as defined under the NASDAQ Listing Rules. The Audit Committee held five meetings during the year ended March 31, 2014. The Audit Committee operates under a written charter adopted by our Board of Directors.

In connection with the March 31, 2014, financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61; (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and (4) discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2014, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Michael T. Brooks

H. Stuart Campbell

Evan C. Guillemin, Committee Chairman

David M. Kelly

Luke R. Schmieder

Robert V. Dwyer

PROPOSALS OF SHAREHOLDERS

Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the 2015 Annual Meeting of Shareholders must do so in writing and it must be received at our principal executive offices by March 31, 2015. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his proposal and must continue to own such security entitling him to vote through the date on which the meeting is held.

ANNUAL REPORT

The Annual Report to Shareholders concerning the operations of the Company during the year ended March 31, 2014, including audited consolidated financial statements for the year then ended, and our Annual Report on Form 10-K for the year ended March 31, 2014 are available on our website at www.mesalabs.com. The Annual Report to Shareholders is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material.

OTHER BUSINESS

Our management is not aware of any matters which are to be presented at the meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2014, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON AUGUST 15, 2014. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 10-K SHOULD BE MAILED TO OUR SECRETARY, MESA LABORATORIES, INC., 12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO 80228.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ John J. Sullivan

John J. Sullivan, Ph.D.	August 22, 2014

Chief Executive Officer

THE MESA LABORATORIES, INC.

2014 EQUITY PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of The Mesa Laboratories, Inc. 2014 Equity Plan is to promote the success and enhance the value of Mesa Laboratories, Inc. by linking the personal interests of employees, officers and directors of the Company to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. As used in this Plan, the following words and phrases shall have the following meanings:

“Affiliate” means any Subsidiary or any entity that has an ongoing contractual relationship with the Company or a Subsidiary that provides such entity the rights to manufacture, sell and/or distribute brands of which the trademark is owned by the Company or a Subsidiary.

“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, made to an Eligible Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Award Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.

“Board” means the Board of Directors of the Company.

“Change in Control” means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the 1934 Act, provided that such a change in control shall be deemed to have occurred at such time as (i) any person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve any merger or consolidation as a result of which the Stock shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earning power of the Company, and such merger, consolidation, liquidation or sale is completed; or (iv) the shareholders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation, and such merger or consolidation is completed; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such times as a Change in Control would otherwise be deemed to have occurred, the Board determines otherwise. Additionally, no Change in Control will be deemed to have occurred under clause (i) if, subsequent to such time as a Change in Control would otherwise be deemed to have occurred, a majority of the Board in office prior to the acquisition of the securities by such person determines otherwise.

“Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

“Committee” means the Compensation Committee of the Board.

“Company” means Mesa Laboratories, Inc., a Colorado corporation, and its successors.

“Continuous Service” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable; Continuous Service will not be interrupted under any of the following cases:

(i)	a Participant transfers employment, without interruption, between the Company and an Affiliate or between Affiliates;

(ii)

in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Subsidiary, but only if the Committee determines before the transaction closes that it will not result in an interruption of service; or

(iii)

the participant is granted an unpaid leave of absence authorized in writing by the Company prior to its commencement that does not exceed twelve months. The Committee has final and conclusive authority to determine whether any other leave of absence constitutes a termination of Continuous Service. Any other leave of absence granted to a Participant must constitute a “bona fide leave of absence” under Treas. Reg. Section 1.409A-1(h) if the Participant’s Award is subject to Code Section 409A.

“Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

“Disability” means a condition for which the Participant becomes eligible for a disability benefit under the long term disability insurance policy issued to the Company providing basic long term disability insurance benefits, or under any other long term disability plan which hereafter may be maintained by the Company, whether or not the Participant is covered by such plan. In the event of a dispute, the determination of whether a Participant has incurred a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

“Effective Date” has the meaning assigned such term in Section 3.1.

“Eligible Participant” means an employee, officer or director of the Company or any Subsidiary.

“Exchange” means the Nasdaq Global Market, or if the Stock is no longer listed on the Nasdaq Global Market, any national securities exchange on which the Stock may from time to time be listed.

“Fair Market Value,” on any date, means (i) the closing market price for a share of Stock on the date of the Award, or on the next preceding trading day if such date was not a trading date, as reported on the Nasdaq Global Market, or (ii) if the Stock is not listed on the Nasdaq Global Market, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

“Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

“Independent Directors” means those members of the Board who qualify at any given time as (a) an “independent” director under the applicable rules of the Exchange, (b) a “non-employee” director under Rule 16b-3 of the 1934 Act, and (c) an “outside” director under Code Section 162(m).

“Non-Employee Director” means a director of the Company who is not a common law employee of the Company or a Subsidiary.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. These rights may be granted in the form of either an Incentive or Non-Qualified stock option.

“Other Stock-Based Award” means a right granted to a Participant under Article 12 that relates to or is valued by reference to Stock or other Awards relating to Stock.

“Participant” means an individual to whom an Award has been made under the Plan.

“Performance Award” means any award made under the Plan pursuant to Article 10.

“Plan” means The Mesa Laboratories, Inc. 2014 Equity Plan, as amended from time to time.

“Prior Plans” means The 2006 Stock Compensation Plan of Mesa Laboratories, Inc. and the 1999 Stock Compensation Plan of Mesa Laboratories, Inc.

“Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Award Date.

“Qualified Business Criteria” means one or more of the business criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

“Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Code Section 162(m) that is set forth in Code Section 162(m)(4)(C) or any successor provision thereto.

“Shares” means shares of the Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 14), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

“Stock” means the no par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

“Subsidiary” means any corporation, limited liability company, partnership or other entity, of which 50% or more of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

“Substitute Award” means an Award under Section 13.9 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. Subject to the approval of the Plan by the Company’s shareholders within 12 months after the Plan’s adoption by the Board, the Plan will become effective on August 8, 2014, the date the Plan was adopted by the Board (the “Effective Date”).

3.2. TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until August 7, 2024 or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by the Committee. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are Covered Employees or are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member fails to qualify as an Independent Director or fails to abstain from such action shall not invalidate any Award made by the Committee if the Award is otherwise validly made under the Plan.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. The Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards made under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3. AUTHORITY OF COMMITTEE. Except as provided in Sections 4.1 and 4.4 hereof, the Committee has the exclusive power, authority and discretion to:

(a)	Make Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be made to each Participant;

(d)	Determine the number of Awards to be made and the number of Shares or dollar amount to which an Award will relate;

(e)	Determine the terms and conditions of any Award made under the Plan;

(f)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)	Decide all other matters that must be determined in connection with an Award;

(h)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j)	Amend the Plan or any Award Agreement as provided herein; and

(k)

Adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards made to Participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

Notwithstanding any of the foregoing, Awards made to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Section 5.4 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by a committee of the Board consisting solely of Independent Directors. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.

4.4. DELEGATION.

(a)

Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

(b)

Special Committee, The Committee may delegate to a special committee, consisting of one or more Independent Directors, the authority, within specified parameters as to the number and terms of Awards, to make Awards under this Plan, including to (i) designate officers and/or employees of the Company or any of its Subsidiaries to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the Awards made to Eligible Participants (a) who are subject to Section 16(a) of the 1934 Act at the Award Date, or (b) who as of the Award Date are Covered Employees or are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 1,100,000, which includes 77,567 Shares that were available for future grant under the Prior Plans as of the Effective Date. After the Effective Date, no further awards shall be made under the Prior Plans and the Prior Plans shall remain in effect only so long as awards made thereunder shall remain outstanding.

5.2. SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Award Date as provided in subsection (a) below, but shall be added back to the Plan share reserve or otherwise treated in accordance with subsections (b) through (h) of this Section 5.2.

(a)

Awards of Options and Stock Appreciation Rights shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as one Share for each Share covered by such Awards, and Full Value Awards shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as five Shares for each Share covered by such Awards.

(b)

The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(c)

Upon exercise of Stock Appreciation Rights that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(d)

Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a Participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(e)	Shares repurchased on the open market with the proceeds from the exercise of an Option shall not again be made available for issuance under the Plan.

(f)

To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based vesting requirements or to achieve performance goals, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards made under the Plan.

(g)	Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance under the Plan.

(h)	Substitute Awards made pursuant to Section 13.9 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(i)

Subject to applicable Exchange requirements, shares available under a shareholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards made to individuals who were not employees of the Company or its Subsidiaries immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award will consist of authorized and unissued Stock and may be subject to restrictions deemed appropriate by the Committee.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 14):

(a)	Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be 50,000 Shares.

(b)	SAR’s. The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be 50,000 with respect to Shares.

(c)

Performance Awards. With respect to any one calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $2,000,000, and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 35,000 shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any one calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar years in the performance period.

(d)	Awards to Non-Employee Directors. The maximum aggregate number of Shares associated with any Award made under the Plan in any calendar year to any one Non-Employee Director shall be 50,000 Shares.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants who are providing services to the Company or a Subsidiary.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Eligible Participants on the following terms and conditions:

(a)

Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.9) shall not be less than the Fair Market Value as of the Award Date.

(b)

Prohibition on Repricing. Except as otherwise provided in Article 14, without the prior approval of the shareholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c)

Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e); provided, however, that, except in the event of a Change in Control, Disability or death of the Participant, no award shall provide that an Option shall be exercisable in whole or in part for a period of twelve months from Award Date. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)

Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Award Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (v) any other “cashless exercise” arrangement.

(e)	Exercise Term. No Option granted under the Plan shall be exercisable for more than ten years from the Award Date.

(f)	No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)	No Dividend Equivalents. No Option shall provide for Dividend Equivalents.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Eligible Participants on the following terms and conditions:

(a)	Right to Payment. Upon the exercise of an SAR, the Participant has the right to receive cash, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)	Fair Market Value of one Share on the date of exercise; over

(2)	The base price of the SAR as determined by the Committee and set forth in the Award Agreement, which shall not be less than the Fair Market Value of one Share on the Award Date.

(b)

Prohibition on Repricing. Except as otherwise provided in Article 14, without the prior approval of the shareholders of the Company: (i) the base price of an SAR may not be reduced, directly or indirectly, (ii) an SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, and (iii) the Company may not repurchase an SAR for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)

Time and Conditions of Exercise. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part. No SAR shall be exercisable for more than ten years from the Award Date.

(d)	No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)	No Dividend Equivalents. No SAR shall provide for Dividend Equivalents.

ARTICLE 9

RESTRICTED STOCK

9.1. RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Eligible Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

9.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement or any special Plan document governing an Award, a Participant shall have none of the rights of a shareholder with respect to Restricted Stock until Shares of Stock are released in settlement of such Awards.

9.3. FORFEITURE. Subject to the terms of the Award Agreement and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited.

9.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Award Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1. PERFORMANCE AWARDS. The Committee is authorized to make any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards made to each Eligible Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Agreement or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, a Subsidiary or a division, region, department or function within the Company or a Subsidiary. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or a Subsidiary conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the Participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the proposed modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. All Options and Stock Appreciation Rights granted to any Covered Employee are intended to qualify for the Section 162(m) Exemption as Qualified Performance-Based Awards even though they are not designated as Performance Awards.

11.2. PERFORMANCE AWARDS. All Performance Awards granted to any Covered Employee are intended to qualify for the Section 162(m) Exemption as Qualified Performance-Based Awards even though they are not designated specifically as Performance Awards. The Committee shall establish performance goals for such Award within the time period prescribed by Code Section 162(m) based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a Subsidiary or a division, region, department or function within the Company or a Subsidiary:

●	increase in shareholder value (e.g. total shareholder return);
●	earnings per share;
●	adjusted earnings per share (as defined by the Committee);
●	stock price;
●	net income;
●	adjusted net income (as defined by the Committee);
●	return on assets;
●	return on shareholders’ equity;
●	cash flow;
●	operating profit or operating margins;
●	revenues growth of the Company;
●	economic profit;
●	return on capital;
●	return on invested capital;
●	earnings before interest, taxes, depreciation and amortization;
●	goals relating to acquisitions;
●	operating income; and
●	gross profit

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate, and may be calculated for a single year or calculated on a compound basis over multiple years. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may, but need not, be determinable in conformance with generally accepted accounting principles.

11.3. ACHIEVEMENT OF PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award must be at least twelve months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in any manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

ARTICLE 12

STOCK OR OTHER STOCK-BASED AWARDS

12.1. STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to make such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 13

PROVISIONS APPLICABLE TO AWARDS

13.1. AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

13.2. FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions.

13.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

13.4. STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock Agreement or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.5. TREATMENT UPON TERMINATION OF SERVICE. The applicable Award Agreement or other special Plan document governing an Award shall specify the treatment of such Award upon the termination of a Participant’s Continuous Service.

13.6. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 13.6 shall apply in the case of a Change in Control, unless otherwise provided in the Award Agreement or any special Plan document or separate agreement with a Participant governing an Award.

(a)

Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within one year after the effective date of the Change in Control, a Participant’s employment is involuntarily terminated other than for cause, then (i) all of that Participant’s outstanding Options or SARs shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately before the effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a pro rata payout to such Participant within 60 days following the date of termination of employment (unless a later date is required under Section 16.3), based upon the length of time (in days) within the performance period that has elapsed prior to the date of termination of employment. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.

(b)

Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options or SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the payout level attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a pro rata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 16.3 hereof), based upon the length of time (in days) within the performance period that has elapsed prior to the Change in Control. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.

13.7. ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Sections 13.5 or 13.6 above, and subject to Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant’s Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards made to a Participant in exercising its discretion pursuant to this Section 13.7.

13.8. FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy. The Company shall seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other “clawback” provision required by law or the listing standards of the Exchange.

13.9. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute awards be made on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 14

CHANGES IN CAPITAL STRUCTURE

14.1. MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price or base price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Sections 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

14.2 DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

14.3 GENERAL. Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 15.2.

ARTICLE 15

AMENDMENT, MODIFICATION AND TERMINATION

15.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

15.2. AWARDS PREVIOUSLY MADE. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)

Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)	The original term of an Option or SAR may not be extended without the prior approval of the shareholders of the Company

(c)

Except as otherwise provided in Section 14.1, the exercise price of an Option or base price of an SAR may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)

No termination, amendment, or modification of the Plan shall adversely affect any Award previously made under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

15.3. COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Board or the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award made under the Plan without further consideration or action.

15.4 CORRECTION OF ERRORS. Notwithstanding anything in any Award Agreement to the contrary, the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who does not qualify as an Eligible Participant on the date of grant. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.4 to any Award made under the Plan without further consideration or action.

ARTICLE 16

GENERAL PROVISIONS

16.1. RIGHTS OF PARTICIPANTS.

(a)

No Participant or any Eligible Participant shall have any claim to receive any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)

Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d)	No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.2. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy the Company’s federal, state, and local taxes withholding obligations (including any social tax obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is made or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount that the Company determines is necessary to satisfy its withholding obligation. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3. SPECIAL PROVISIONS RELATED TO CODE SECTION 409A. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with the requirements of Tax Code Section 409A. The Plan and all Award Agreements shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

16.4. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares with respect to Awards. This Plan is not intended to be subject to ERISA.

16.5. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.6. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

16.7. GOVERNMENT AND OTHER REGULATIONS.

(a)

Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)

Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.8. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Colorado.

16.9. SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

16.10. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award made to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being The Mesa Laboratories, Inc. 2014 Equity Plan as adopted by the Board on August 8, 2014 and by the shareholders on October 2, 2014.

Mesa Laboratories, Inc.

By: ________________

Its: ________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

MESA LABORATORIES, INC.

TO BE HELD THURSDAY, OCTOBER 2, 2014

The undersigned hereby appoints Luke R. Schmieder as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Mesa Laboratories, Inc. held of record by the undersigned as of the close of business on August 15, 2014, at the Annual Meeting of Shareholders to be held on Thursday, October 2, 2014, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as marked to the contrary below)		(to vote for all nominees listed below)

L. Schmieder	H. Campbell	M. Brooks	R. Dwyer	E. Guillemin	J. Sullivan	D. Kelly

(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees’ names on the space provided below.)

2. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the Executive Compensation section of our Proxy Statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. To approve The Mesa Laboratories, Inc. 2014 Equity Plan

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. To ratify the appointment of EKS&H LLLP (“EKS&H”) as the Company’s independent registered public accounting firm for the year ending March 31, 2015 (the “Ratification of Auditors Proposal”).

☐	FOR	☐	AGAINST	☐	ABSTAIN

In his or her discretion, the Proxy is authorized to vote upon any matters which may properly come before the meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1), FOR APPROVAL OF EXECUTIVE COMPENSATION PROPOSED IN ITEM (2), FOR THE APPROVAL OF THE MESA LABORATORIES, INC. 2014 EQUITY PLAN PROPOSED IN ITEM (3); AND FOR RATIFICATION OF THE APPOINTMENT OF EKS&H PROPOSED IN ITEM (4).

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

☐	PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING